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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-91964 of ACT Manufacturing, Inc. on Form S-8 of our report dated February 14, 1997, appearing in this Annual Report on Form 10-K of ACT Manufacturing, Inc. for the year ended December 31, 1996.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 27, 1997